UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 11, 2005

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota		55403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 304-6073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

We elected to adopt the provisions of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS No. 123R) under the modified retrospective transition method for the year ended January 29, 2005.  SFAS No. 123R eliminates accounting for share-based compensation transactions using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and requires instead that such transactions be accounted for using a fair-value-based method.  As such, all prior period financial statements have been restated to recognize compensation cost in the amounts previously reported in the Notes to the Consolidated Financial Statements under the provisions of SFAS No. 123, “Accounting for Stock-based Compensation.” On April 11, 2005, Target Corporation made available certain financial statements from the following previously filed Form 10-Qs to recognize compensation cost under the provisions of SFAS No. 123R:  Form 10-Q for the quarterly period ended May 1, 2004, Form 10-Q for the quarterly period ended July 31, 2004 and Form 10-Q for the quarterly period ended October 30, 2004. Additionally, certain financial statements from Target Corporation’s Form 10-K for the fiscal year ending January 29, 2005, were made available.

As a result of adoption in its second fiscal quarter of definitive plans of disposition for Marshall Field’s and Mervyn’s, Target Corporation was required to report the financial results of these two segments as discontinued operations for all periods presented beginning with the filing of the second quarter Form 10-Q for the quarterly period ended July 31, 2004. On April 11, 2005, Target Corporation made available certain credit card information from the following previously filed Form 10-Qs to present credit results from continuing operations only: Form 10-Q for the quarterly period ended May 1, 2004, Form 10-Q for the quarterly period ended July 31, 2004 and Form 10-Q for the quarterly period ended October 30, 2004. Additionally, certain credit card information from Target Corporation’s Form 10-K for the fiscal year ending January 29, 2005, was made available.

Item 9.01.	Financial Statements and Exhibits.

	(c)	Exhibits.

		(99)A.	Consolidated Results of Operations for the Three Months ended May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005 and for the Year ended January 29, 2005.

		(99)B.	Consolidated Statements of Financial Position at May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005.

		(99)C.	Credit Card Contribution from Continuing Operations for the Three Months ended May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005 and for the Year ended January 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: April 11, 2005	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(99)A.	Consolidated Results of Operations for the Three Months ended May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005 and for the Year ended January 29, 2005.	Filed Electronically

(99)B.	Consolidated Statements of Financial Position at May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005.	Filed Electronically

(99)C.	Credit Card Contribution from Continuing Operations for the Three Months ended May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005 and for the Year ended January 29, 2005.	Filed Electronically